Exhibit 10.22.1

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

AMENDMENT NO. 1 TO MASTER REPURCHASE AGREEMENT

This Amendment No. 1 to Master Repurchase Agreement, dated as of July 7, 2015 (this “Amendment”), by and among Nomura Corporate Funding Americas, LLC (“Buyer”) and Urban Financial of America, LLC (the “Seller”).

RECITALS

Buyer and Seller are parties to that certain Master Repurchase Agreement, dated as of April 2, 2015 (the “Existing Repurchase Agreement”; as amended by this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Asset Value. Clause (ii) of the definition of “Asset Value” in Section 2 of the Existing Repurchase Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

“(ii) (A) the related Mortgage Note has been released from the possession of Custodian (other than to a Take-out Investor pursuant to a Bailee Letter or pursuant to an Attorney Bailee Letter) for a period in excess of [***]or (B) the related Mortgage Note has been released from the possession of Custodian to an attorney pursuant to Section 3.2(g) of the Custodial Agreement and a fully-executed Attorney Bailee Letter is not received by Custodian within [***] of release;”

SECTION 2. Maximum Purchase Price. Section 3.b(v) of the Existing Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(v) Maximum Purchase Price. After giving effect to the requested Transaction, (i) the Aggregate Utilized Purchase Price subject to then outstanding Transactions under this Agreement shall not exceed the Maximum Aggregate Purchase Price, (ii) the Aggregate Utilized Purchase Price of the Non-assignable Buyouts shall not exceed [***]and (iii) the Aggregate Utilized Purchase Price of HECM Loans subject to a forward sale confirmation shall not exceed [***] of the Aggregate Utilized Purchase Price of all HECM Loans;

SECTION 3. Conditions Precedent. This Amendment shall become effective on the date hereof, upon Buyer’s receipt of this Amendment, executed and delivered by a duly authorized officer of the Buyer and the Seller.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.

SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Counterparts may be delivered electronically.

SECTION 6. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Buyer

By:	/s/ Jack Kattan
Name: Jack Kattan
Title: Managing Director

Signature Page to Amendment No. 1 to Master Repurchase Agreement

URBAN FINANCIAL OF AMERICA, LLC

By:	/s/ Tracey Eastin
Name: Tracey Eastin
Title: CFO

Signature Page to Amendment No. 1 to Master Repurchase Agreement